 Filed Pursuant to Rule 497
 File Nos. 333-214851 and 811-23216
FS SERIES TRUST

Supplement dated March 22, 2019 to the

FS Multi-Strategy Alternatives Fund

Prospectus, dated April 27, 2018

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Multi-Strategy Alternatives Fund (the “Fund”), dated April 27, 2018 (as may be supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.
You should carefully consider the “Additional Information about the Fund—Additional Description of the Principal Risks of the Fund” beginning on page 21 of the statutory Prospectus before you decide to invest in the Fund’s Shares.
Portfolio Managers
Effective immediately, Greg Bassuk no longer serves as a portfolio manager to the Fund. Therefore, all references to Greg Bassuk in the Fund’s Prospectus are hereby removed. Michael Kelly, Scott Burr and Stephen Nelb, who currently serve as portfolio managers of the Fund, will remain as portfolio managers of the Fund. The Fund’s investment objective, strategies, and policies will remain unchanged.
Shareholder’s Guide
This supplement supplements and amends the section of the Prospectus entitled “Shareholder’s Guide” by adding the following sentence immediately at the end of the third paragraph thereof:
Class I Shares may also be available on brokerage platforms of firms that have agreements with the Fund’s Distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class I Shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Please retain this Supplement with your Prospectus for future reference.

FS SERIES TRUST

Supplement dated March 22, 2019 to the

FS Multi-Strategy Alternatives Fund

Statement of Additional Information, dated April 27, 2018

This supplement contains information which amends, supplements or modifies certain information contained in the Statement of Additional Information of FS Multi-Strategy Alternatives Fund (the “Fund”), dated April 27, 2018 (as may be supplemented and amended, the “SAI”). Capitalized terms used in this supplement have the same meanings as in the SAI, unless otherwise stated herein.
You should carefully consider the “Additional Information about the Fund—Additional Description of the Principal Risks of the Fund” beginning on page 26 of the statutory Prospectus before you decide to invest in the Fund’s Shares.
Portfolio Managers
Effective immediately, Greg Bassuk no longer serves as a portfolio manager to the Fund. Therefore, all references to Greg Bassuk in the Fund’s SAI are hereby removed. Michael Kelly, Scott Burr and Stephen Nelb, who currently serve as portfolio managers of the Fund, will remain as portfolio managers of the Fund. The Fund’s investment objective, strategies, and policies will remain unchanged.
Please retain this Supplement with your SAI for future reference.